UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2014

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Named Executive Officer

On November 17, 2014, Ms. Andrea Benko tendered her resignation as Executive Vice President of HMS Holdings Corp. (the “Registrant”) and President of HealthDataInsights, Inc. (“HDI”), a wholly owned subsidiary of the Registrant.  Ms. Benko will continue to serve HDI as President Emeritus through a transition period and the effective date of her resignation will be February 27, 2015 (the “Separation Date”).

(e) Compensatory Arrangement

On November 17, 2014, in connection with accepting Ms. Benko’s resignation, the Registrant and HDI entered into a separation agreement with her regarding her transition and separation from employment.

Under the terms of the separation agreement and her existing employment agreement, the Registrant will pay Ms. Benko following the Separation Date:  (i) severance of twelve months of her current base salary of $450,000, to be paid in equal installments over a twelve month period in accordance with the Registrant’s normal payroll practices, and (ii) a lump sum equal to twelve months of the difference between the monthly COBRA coverage premium for the same type of medical, dental and vision coverage she is currently receiving and her employee contribution for that coverage.  Any outstanding equity compensation awards will be treated in accordance with the respective plans and agreements.  The description of the separation agreement contained herein is qualified in its entirety by reference to the separation agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Ms. Benko’s Noncompetition, Nonsolicitation, Proprietary and Confidential Information and Developments Agreement with the Registrant, dated December 21, 2011 remains in full force and effect and she has affirmed her obligations under that agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1	Separation Agreement and General Release of Claims among Andrea Benko, HMS Holdings Corp. and HealthDataInsights, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP.
(Registrant)

Date: November 20, 2014	By:	/s/ Eugene V. DeFelice
	Name:	Eugene V. DeFelice
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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